UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 2014

                               CEL-SCI CORPORATION
                     -------------------------------------
             (Exact name of registrant as specified in its charter)



          Colorado                     001-11889                 84-0916344
  -------------------------        ------------------        -----------------
(State or other jurisdiction      (Commission File No.)     (IRS Employer
      of incorporation)                                      Identification No.)

                              8229 Boone Blvd. #802
                                Vienna, VA 22182
                    ----------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (703) 506-9460

                                       N/A
                  -------------------------------------------
          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Item 1.01   Entry Into a Material Definitive Agreement.

     On October 21, 2014, CEL-SCI Corporation (the "Company"), sold 1,320,000 shares of the Company's common stock, as well as warrants to purchase an additional 330,000 shares of common stock. For every four shares sold, the Company will issue to investors in this offering one warrant. The warrants are immediately exercisable, expire October 11, 2018 and have an exercise price of $1.25. The warrants are traded on the NYSE MKT under the symbol "CVM WS". The shares of common stock and warrants are being sold at a combined price of $0.76 per share and quarter warrant, minus sales commission. The common stock and warrants will separate immediately. The offering is expected to close on or about October 24, 2014, subject to customary closing conditions.

     The net proceeds from the offering are expected to be approximately $928,000, after deducting the sales and commissions and estimated expenses payable by the Company.

     The offering is being made pursuant to the Registration Statement and Prospectus Supplement discussed below under Item 8.01. A copy of the opinion of Hart & Hart, LLC relating to the legality of the issuance and sale of the shares and warrants in the offering is attached as Exhibit 5 hereto.

     On October 21, 2014, the Company issued a press release announcing that it had priced the offering. A copy of the press release is attached hereto as
Exhibit 99.1.

Item 8.01   Other Events.

     On October 21, 2014, the Company filed with the Securities Exchange Commission (the "Commission") a prospectus supplement (the "Prospectus
Supplement") to the prospectus (the "Prospectus") included as part of the Company's registration statement on Form S-3 declared effective by the Commission on July 8, 2014 (File No. 333-196243) (the "Registration Statement"), pursuant to which the Company will sell, in a registered direct offering, 1,320,000 shares of the Company's common stock, as well as warrants to purchase an additional 330,000 shares of common stock.

     Prospective   investors  should  read  the  Registration   Statement,   the
Prospectus dated July 8, 2014, and the Prospectus Supplement, and all documents incorporated by reference by the foregoing.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit       Description

 4            Terms of Warrants
 5            Opinion of Hart & Hart, LLC
 23           Consent of Hart & Hart, LLC
 99.1         Press Release dated October 21, 2014.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 21, 2014
                                 CEL-SCI CORPORATION



                                 By: /s/ Patricia B. Prichep
                                     ----------------------------------
                                     Patricia B. Prichep
                                     Senior Vice President of Operations